VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 75.0%

Marsh & McLennan Cos.,

Inc.†

995

$

24,228

FINANCIALS 12.6%

Northern Trust Corp.†

360

23,929

Aon Corp.

575

23,115

Bank of America Corp.†

8,325

$

315,601

Ameriprise Financial, Inc.

430

22,295

JPMorgan Chase & Co.

6,350

272,732

Vornado Realty Trust†

250

21,552

Citigroup, Inc.

9,745

208,738

Equity Residential†

508

21,077

American International

Fifth Third Bancorp†

1,005

21,025

Group, Inc.

4,720

204,140

Progressive Corp.

1,270

20,409

Wells Fargo & Co.†

6,170

179,547

Public Storage, Inc.†

230

20,383

Goldman Sachs Group, Inc.†

745

123,216

Boston Properties, Inc.†

220

20,255

U.S. Bancorp

3,230

104,523

General Growth Properties,

Wachovia Corp.†

3,710

100,170

Inc.†

500

19,085

Morgan Stanley†

2,075

94,827

KIMCO Realty Corp.

470

18,410

American Express Co.

2,164

94,610

Genworth Financial, Inc. —

Bank of New York Mellon

Class A†

810

18,338

Corp.

2,130

88,885

Hudson City Bancorp, Inc.

970

17,150

MetLife, Inc.†

1,330

80,146

Washington Mutual, Inc.†

1,655

17,046

Merrill Lynch & Co., Inc.†

1,820

74,147

IntercontinentalExchange,

Prudential Financial, Inc.

830

64,947

Inc.*†

130

16,965

AFLAC, Inc.†

890

57,805

KeyCorp

755

16,572

State Street Corp.†

720

56,880

Host Hotels & Resorts, Inc.†

980

15,602

Travelers Cos, Inc.

1,160

55,506

Discover Financial Services†

905

14,815

Allstate Corp.

1,050

50,463

HCP, Inc.

430

14,538

Fannie Mae†

1,830

48,166

Leucadia National Corp.†

320

14,470

CME Group Inc.†

100

46,910

UnumProvident Corp.†

650

14,307

Hartford Financial Services

Legg Mason, Inc.

255

14,275

Group, Inc.

595

45,083

AvalonBay Communities, Inc.

145

13,995

PNC Financial Services

SLM Corp.*†

870

13,355

Group, Inc.†

640

41,965

Moody's Corp.†

380

13,235

Simon Property Group, Inc.†

420

39,022

American Capital Strategies

Lehman Brothers Holdings,

Ltd.†

385

13,152

Inc.†

1,000

37,640

Plum Creek Timber Co., Inc.

SunTrust Banks, Inc.†

665

36,668

(REIT)†

320

13,024

Capital One Financial Corp.†

700

34,454

National City Corp.†

1,190

11,841

Chubb Corp.

690

34,141

Cincinnati Financial Corp.

310

11,792

ACE Ltd.

620

34,137

Marshall & Ilsley Corp.†

490

11,368

Charles Schwab Corp.

1,775

33,423

M&T Bank Corp.

140

11,267

Loews Corp.

820

32,980

Assurant, Inc.

185

11,259

BB&T Corp.†

1,025

32,861

Comerica, Inc.†

295

10,349

NYSE Euronext

509

31,410

Torchmark Corp.

170

10,219

Freddie Mac

1,210

30,637

XL Capital Ltd.†

335

9,899

ProLogis†

480

28,253

Developers Diversified Realty

Franklin Resources, Inc.†

290

28,127

Corp.

218

9,130

Principal Financial Group,

Zions Bancorporation

200

9,110

Inc.†

480

26,746

Safeco Corp.

170

7,460

Lincoln National Corp.

500

26,000

Huntington Bancshares, Inc.†

690

7,418

Regions Financial Corp.†

1,305

25,774

CB Richard Ellis Group, Inc.

T. Rowe Price Group, Inc.†

495

24,750

— Class A*

320

6,925

Janus Capital Group, Inc.

280

6,516

Sovereign Bancorp, Inc.†

680

6,338

1

VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Federated Investors, Inc. —

Intuit, Inc.*

610

$

16,476

Class B

160

$

6,266

Analog Devices, Inc.

550

16,236

Countrywide Financial Corp.†

1,095

6,023

Electronic Data Systems

Apartment Investment &

Corp.

950

15,817

Management Co. — Class

Cognizant Technology

A

166

5,944

Solutions Corp. — Class

MBIA, Inc.†

390

4,766

A*

540

15,568

CIT Group, Inc.†

360

4,266

Fiserv, Inc.*

310

14,908

First Horizon National Corp.†

240

3,362

Autodesk, Inc.*†

434

13,662

E*Trade Financial Corp.*†

870

3,358

VeriSign, Inc.*

400

13,296

Ambac Financial Group, Inc.†

540

3,105

NetApp, Inc.*†

640

12,832

Bear Stearns Cos., Inc.†

230

2,413

Xilinx, Inc.

540

12,825

MGIC Investment Corp.†

220

2,317

Computer Sciences Corp.*†

310

12,645

Total Financials

________

3,625,343

KLA-Tencor Corp.

340

12,614

Linear Technology Corp.†

410

12,583

INFORMATION TECHNOLOGY 11.8%

Fidelity National Information

Microsoft Corp.

14,970

424,849

Services, Inc.

320

12,205

International Business

BMC Software, Inc.*

360

11,707

Machines Corp.

2,590

298,213

Microchip Technology, Inc.†

350

11,455

Cisco Systems, Inc.*

11,150

268,603

Altera Corp.†

570

10,505

Apple, Inc.*

1,638

235,053

Citrix Systems, Inc.*

350

10,265

Intel Corp.

10,820

229,168

SanDisk Corp.*†

430

9,705

Hewlett-Packard Co.

4,610

210,493

Affiliated Computer Services,

Google, Inc. — Class A*†

430

189,402

Inc. — Class A*

180

9,020

Oracle Corp.*

7,400

144,744

Total System Services, Inc.

369

8,731

Qualcomm, Inc.

3,020

123,820

Akamai Technologies, Inc.*†

310

8,730

Dell, Inc.*

4,195

83,564

Micron Technology, Inc.*†

1,428

8,525

Yahoo!, Inc.*†

2,500

72,325

National Semiconductor

Corning, Inc.

2,940

70,678

Corp.

420

7,694

Texas Instruments, Inc.†

2,480

70,110

Teradata Corp.*†

340

7,500

eBay, Inc.*

2,090

62,366

Advanced Micro Devices,

EMC Corp*†

3,930

56,356

Inc.*†

1,130

6,656

Applied Materials, Inc.

2,530

49,360

LSI Logic Corp.*†

1,240

6,138

Automatic Data Processing,

Molex, Inc.

260

6,022

Inc.

980

41,542

JDS Uniphase Corp.*

420

5,624

Motorola, Inc.

4,220

39,246

Lexmark International, Inc.*

180

5,530

Adobe Systems, Inc.*

1,060

37,725

Ciena Corp.*

165

5,087

Tyco Electronics Ltd.

910

31,231

Tellabs, Inc.*

770

4,196

MEMC Electronic Materials,

Novell, Inc.*

665

4,183

Inc.*

430

30,487

Teradyne, Inc.*

330

4,099

Western Union Co.

1,400

29,778

Novellus Systems, Inc.*

190

3,999

Electronic Arts, Inc.*†

590

29,453

QLogic Corp.*†

250

3,838

Symantec Corp.*†

1,580

26,260

Compuware Corp.*

510

3,743

Xerox Corp.†

1,720

25,748

Convergys Corp.*

245

3,690

Juniper Networks, Inc.*†

980

24,500

Jabil Circuit, Inc.

390

3,689

Sun Microsystems, Inc.*†

1,480

22,984

Unisys Corp.*

660

2,924

Paychex, Inc.†

610

20,899

Total Information Technology

________

3,378,047

Nvidia Corp.*

1,040

20,582

Agilent Technologies, Inc.*

680

20,284

ENERGY 9.9%

Broadcom Corp. — Class A*

870

16,765

Exxon Mobil Corp.

10,010

846,646

CA, Inc.

735

16,537

Chevron Corp.

3,880

331,197

2

VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

ConocoPhillips

2,920

$

222,533

Union Pacific Corp.

490

$

61,436

Schlumberger Ltd.

2,244

195,228

FedEx Corp.

580

53,749

Occidental Petroleum Corp.

1,545

113,048

Raytheon Co.†

800

51,688

Devon Energy Corp.

830

86,594

Burlington Northern Santa Fe

Transocean, Inc.*†

597

80,714

Corp.

555

51,182

Apache Corp.

629

75,996

Northrop Grumman Corp.

640

49,798

Halliburton Co.†

1,650

64,895

CSX Corp.†

750

42,052

Marathon Oil Corp.

1,335

60,876

Tyco International Ltd.

910

40,085

XTO Energy, Inc.

950

58,767

Norfolk Southern Corp.

700

38,024

EOG Resources, Inc.†

469

56,280

Danaher Corp.†

478

36,342

Anadarko Petroleum Corp.

885

55,782

Illinois Tool Works, Inc.†

750

36,173

Valero Energy Corp.

1,000

49,110

Waste Management, Inc.

930

31,211

Hess Corp.

520

45,854

Paccar, Inc.†

690

31,050

Weatherford International

Precision Castparts Corp.

260

26,541

Ltd.*

630

45,656

Textron, Inc.

470

26,047

Chesapeake Energy Corp.†

861

39,735

L-3 Communications

Baker Hughes, Inc.†

580

39,730

Holdings, Inc.

230

25,148

National-Oilwell Varco, Inc.*

675

39,407

Fluor Corp.

170

23,997

Williams Cos., Inc.

1,090

35,948

Ingersoll-Rand Co. — Class

Murphy Oil Corp.†

359

29,488

A†

520

23,182

Spectra Energy Corp.

1,180

26,845

Eaton Corp.

285

22,706

Peabody Energy Corp.†

515

26,265

Parker Hannifin Corp.†

325

22,513

Noble Corp.†

500

24,835

Expeditors International of

Smith International, Inc.

379

24,343

Washington, Inc.†

400

18,072

Consol Energy, Inc.

340

23,525

Cummins, Inc.

380

17,792

Noble Energy, Inc.

320

23,296

ITT Industries, Inc.†

340

17,615

El Paso Corp.

1,325

22,048

CH Robinson Worldwide,

Range Resources Corp.

280

17,766

Inc.†

321

17,462

Nabors Industries Ltd.*

520

17,560

Rockwell Collins, Inc.

300

17,145

Cameron International

Southwest Airlines Co.†

1,380

17,112

Corp.*†

410

17,072

Jacobs Engineering Group,

ENSCO International, Inc.†

270

16,907

Inc.*

230

16,926

BJ Services Co.†

555

15,823

Rockwell Automation,

Sunoco, Inc.

220

11,543

Inc./DE†

280

16,078

Rowan Cos., Inc.†

210

8,648

Dover Corp.†

360

15,041

Tesoro Corp.†

260

7,800

Trane, Inc.

325

14,918

Total Energy

________

2,857,760

Pitney Bowes, Inc.†

390

13,658

Masco Corp.†

680

13,484

INDUSTRIALS 9.1%

Cooper Industries Ltd. —

General Electric Co.

18,680

691,347

Class A

330

13,250

United Parcel Service, Inc. —

Goodrich Corp.

230

13,227

Class B

1,930

140,929

RR Donnelley & Sons Co.

405

12,276

United Technologies Corp.

1,845

126,973

Terex Corp.*

190

11,875

Boeing Co.

1,430

106,349

W.W. Grainger, Inc.

130

9,931

3M Co.†

1,335

105,665

Avery Dennison Corp.†

200

9,850

Caterpillar, Inc.†

1,170

91,599

Manitowoc Co., Inc.

240

9,792

Honeywell International, Inc.

1,405

79,270

Equifax, Inc.†

240

8,275

Emerson Electric Co.

1,475

75,903

Pall Corp.

230

8,066

Deere & Co.

820

65,961

Robert Half International, Inc.

300

7,722

Lockheed Martin Corp.†

640

63,552

Cintas Corp.†

240

6,850

General Dynamics Corp.

754

62,861

Allied Waste Industries, Inc.*

630

6,810

Ryder System, Inc.†

110

6,700

3

VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Monster Worldwide, Inc.*

230

$

5,568

Medco Health Solutions,

Total Industrials

________

2,628,828

Inc.*†

980

$

42,914

Aetna, Inc.†

930

39,144

HEALTH CARE 8.8%

Cardinal Health, Inc.†

670

35,182

Pharmaceuticals 4.6%

Express Scripts, Inc.*

474

30,488

Johnson & Johnson, Inc.

5,300

343,811

McKesson Corp.†

540

28,280

Pfizer, Inc.

12,640

264,555

CIGNA Corp.

520

21,096

Abbott Laboratories

2,890

159,383

Laboratory Corporation of

Merck & Co., Inc.

4,050

153,698

America Holdings*†

207

15,252

Wyeth

2,500

104,400

Humana, Inc.*†

320

14,355

Eli Lilly & Co.

1,855

95,699

Quest Diagnostics, Inc.†

291

13,174

Bristol-Myers Squibb Co.

3,705

78,917

AmerisourceBergen Corp.†

300

12,294

Schering-Plough Corp.

3,035

43,734

Coventry Health Care, Inc.*†

290

11,701

Allergan, Inc.

575

32,424

Patterson Cos., Inc.*†

240

8,712

Forest Laboratories, Inc.*

576

23,046

IMS Health, Inc.

340

7,143

Barr Pharmaceuticals, Inc.*

197

9,517

Tenet Healthcare Corp.*†

895

________

5,066

Mylan Laboratories, Inc.†

570

6,612

Watson Pharmaceuticals,

Total Health Care Providers & Services

________

409,774

Inc.*†

190

5,571

King Pharmaceuticals, Inc.*

460

________

4,002

Biotechnology 1.1%

Gilead Sciences, Inc.*†

1,740

89,662

Total Pharmaceuticals

________

1,325,369

Amgen, Inc.*†

2,035

85,022

Celgene Corp.*†

810

49,645

Health Care Equipment & Supplies

Genzyme Corp.*

500

37,270

1.7%

Biogen Idec, Inc.*†

563

34,732

Medtronic, Inc.†

2,100

101,577

Applera Corp. - Applied

Baxter International, Inc.

1,190

68,806

Biosystems Group†

315

________

10,351

Thermo Fisher Scientific,

Inc.*

780

44,335

Total Biotechnology

________

306,682

Covidien Ltd.

935

41,374

Becton, Dickinson & Co.

463

39,749

Total Health Care

________

2,526,198

Zimmer Holdings, Inc.*

440

34,258

Boston Scientific Corp.*

2,515

32,368

CONSUMER STAPLES 8.3%

Stryker Corp.

450

29,272

St. Jude Medical, Inc.*

640

27,642

Procter & Gamble Co.

5,760

403,603

C.R. Bard, Inc.†

190

18,316

Wal-Mart Stores, Inc.

4,425

233,109

Hospira, Inc.*

305

13,045

Coca-Cola Co.

3,740

227,654

Varian Medical Systems,

PepsiCo, Inc.

3,000

216,600

Inc.*

240

11,242

Philip Morris International

Waters Corp.*

190

10,583

Inc.*

3,955

200,044

Millipore Corp.*†

96

6,471

CVS Caremark Corp.

2,680

108,567

PerkinElmer, Inc.

220

5,335

Kraft Foods, Inc. — Class A†

2,870

88,999

________

Altria Group, Inc.

3,955

87,801

Colgate-Palmolive Co.

952

74,170

Total Health Care Equipment & Supplies

________

484,373

Walgreen Co.†

1,865

71,038

Anheuser-Busch Cos., Inc.

1,340

63,583

Health Care Providers & Services

Costco Wholesale Corp.†

820

53,275

1.4%

Kimberly-Clark Corp.

790

50,994

UnitedHealth Group, Inc.

2,340

80,402

Archer-Daniels-Midland Co.

1,200

49,392

WellPoint, Inc.*†

1,010

44,571

General Mills, Inc.

630

37,724

Sysco Corp.

1,140

33,083

4

VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Kroger Co.

1,260

$

32,004

Clear Channel

Avon Products, Inc.

800

31,632

Communications, Inc.

935

$

27,321

H.J. Heinz Co.

590

27,712

TJX Cos., Inc.†

820

27,117

Kellogg Co.†

490

25,754

Omnicom Group, Inc.†

600

26,508

WM Wrigley Jr Co.†

400

25,136

Kohl's Corp.*†

590

25,305

Safeway Inc.†

820

24,067

Starbucks Corp.*

1,370

23,975

ConAgra Foods, Inc.

915

21,914

Ford Motor Co.*†

4,130

23,624

Reynolds American, Inc.†

320

18,890

International Game

Sara Lee Corp.†

1,340

18,733

Technology, Inc.†

580

23,322

UST, Inc.†

280

15,266

McGraw-Hill Cos., Inc.†

600

22,170

Clorox Co.

260

14,726

General Motors Corp.†

1,060

20,193

Campbell Soup Co.

410

13,920

Fortune Brands, Inc.†

290

20,155

Molson Coors Brewing Co.

Coach, Inc.*

660

19,899

— Class B

260

13,668

Marriott International, Inc. —

Coca-Cola Enterprises, Inc.†

545

13,189

Class A†

560

19,242

SUPERVALU, INC.

400

11,992

Macy's, Inc.

815

18,794

Hershey Co.†

310

11,678

Starwood Hotels & Resorts

Brown-Forman Corp. —

Worldwide, Inc.†

350

18,112

Class B†

165

10,926

Harley-Davidson, Inc.†

450

16,875

Estee Lauder Cos., Inc. —

The Gap, Inc.†

850

16,728

Class A†

210

9,629

J.C. Penney Co., Inc.†

425

16,027

McCormick & Co., Inc.

240

8,873

GameStop Corp. — Class

Pepsi Bottling Group, Inc.†

260

8,817

A*†

300

15,513

Whole Foods Market, Inc.†

265

8,737

Bed Bath & Beyond, Inc.*†

490

14,455

Tyson Foods, Inc. — Class

Sears Holdings Corp.*†

140

14,293

A†

510

8,135

Mattel, Inc.†

685

13,631

Constellation Brands, Inc. —

VF Corp.†

175

13,564

Class A*

360

6,361

H&R Block, Inc.†

610

12,664

Dean Foods Co.†

290

5,826

Gannett Co., Inc.†

430

12,491

Total Consumer Staples

________

2,387,221

Genuine Parts Co.

310

12,468

Whirlpool Corp.†

140

12,149

CONSUMER DISCRETIONARY 6.5%

Newell Rubbermaid, Inc.

520

11,892

McDonald's Corp.

2,150

119,905

Abercrombie & Fitch Co. —

Walt Disney Co.†

3,530

110,771

Class A

161

11,776

Comcast Corp. — Class A†

5,640

109,078

Goodyear Tire & Rubber

Time Warner, Inc.

6,690

93,794

Co.*†

450

11,610

Home Depot, Inc.†

3,175

88,805

Apollo Group, Inc. — Class

News Corp. — Class A†

4,310

80,812

A*†

261

11,275

Target Corp.†

1,530

77,540

Nordstrom, Inc.†

340

11,084

Lowe's Cos., Inc.†

2,740

62,856

Tiffany & Co.†

240

10,042

Nike, Inc. — Class B†

720

48,960

Limited Brands, Inc.†

580

9,918

Viacom, Inc. — Class B*†

1,200

47,544

Sherwin-Williams Co.†

190

9,698

Amazon.com, Inc.*†

577

41,140

Eastman Kodak Co.

540

9,542

Johnson Controls, Inc.†

1,115

37,687

AutoZone, Inc.*

80

9,106

DIRECTV Group, Inc.*

1,340

33,219

Darden Restaurants, Inc.

271

8,821

Carnival Corp.

820

33,194

Expedia, Inc.*

390

8,537

Yum! Brands, Inc.†

890

33,117

D.R. Horton, Inc.†

510

8,032

Staples, Inc.†

1,310

28,964

Hasbro, Inc.

270

7,533

CBS Corp.†

1,280

28,262

Interpublic Group of Cos.,

Best Buy Co., Inc.

665

27,571

Inc.*†

880

7,401

Black & Decker Corp.†

110

7,271

5

VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Stanley Works†

150

$

7,143

AES Corp.*

1,252

$

20,871

EW Scripps Co. — Class A†

170

7,142

Consolidated Edison, Inc.†

520

20,644

IAC/ InterActiveCorp*†

340

7,058

Questar Corp.

320

18,099

Wyndham Worldwide Corp.

335

6,928

Ameren Corp.†

405

17,836

Washington Post Co. — Class

Xcel Energy, Inc.

810

16,160

B†

10

6,615

Allegheny Energy, Inc.†

315

15,908

Polo Ralph Lauren Corp.†

110

6,412

DTE Energy Co.†

310

12,056

Pulte Homes, Inc.

400

5,820

Pepco Holdings, Inc.

385

9,517

Office Depot, Inc.*

510

5,635

NiSource, Inc.†

510

8,792

Snap-On, Inc.

110

5,593

CenterPoint Energy, Inc.†

610

8,705

Centex Corp.†

230

5,568

Dynegy Inc.*

930

7,338

New York Times Co. —

Integrys Energy Group, Inc.†

150

6,996

Class A†

270

5,098

Pinnacle West Capital Corp.

190

6,665

Family Dollar Stores, Inc.

260

5,070

TECO Energy, Inc.†

390

6,221

Lennar Corp. — Class A†

265

4,985

CMS Energy Corp.†

420

5,687

Leggett & Platt, Inc.

320

4,880

Nicor, Inc.†

80

2,681

Harman International

Total Utilities

________

781,412

Industries, Inc.

110

4,789

RadioShack Corp.†

250

4,062

MATERIALS 2.7%

Wendy's International, Inc.†

170

3,920

Monsanto Co.†

1,030

114,845

Big Lots, Inc.*

170

3,791

E.I. du Pont de Nemours and

AutoNation, Inc.*

250

3,743

Co.

1,690

79,024

KB HOME†

140

3,462

Freeport-McMoRan Copper

Liz Claiborne, Inc.

190

3,449

& Gold, Inc. — Class B†

720

69,278

Brunswick Corp.†

170

2,715

Dow Chemical Co.†

1,760

64,856

OfficeMax, Inc.†

140

2,680

Alcoa, Inc.

1,520

54,811

Meredith Corp.†

70

2,678

Praxair, Inc.

590

49,696

Jones Apparel Group, Inc.

160

2,147

Newmont Mining Corp.†

855

38,732

Dillard's, Inc. — Class A†

114

1,962

Air Products & Chemicals,

Circuit City Stores, Inc.

7

28

Inc.

405

37,260

Total Consumer Discretionary

________

1,866,725

Nucor Corp.†

540

36,580

United States Steel Corp.

220

27,911

UTILITIES 2.7%

Weyerhaeuser Co.†

390

25,366

Exelon Corp.

1,240

100,775

International Paper Co.

800

21,760

Southern Co.†

1,430

50,922

PPG Industries, Inc.

310

18,758

FPL Group, Inc.

770

48,310

Sigma-Aldrich Corp.†

245

14,614

Dominion Resources, Inc.†

1,070

43,699

Ecolab, Inc.†

330

14,332

Duke Energy Corp.†

2,375

42,394

Vulcan Materials Co.†

215

14,276

FirstEnergy Corp.†

575

39,456

Allegheny Technologies, Inc.

190

13,558

Entergy Corp.

360

39,269

Rohm & Haas Co.†

240

12,979

Public Service Enterprise

Eastman Chemical Co.

150

9,368

Group, Inc.

950

38,180

MeadWestvaco Corp.

330

8,983

PPL Corp.

700

32,144

Ball Corp.†

180

8,269

American Electric Power Co.,

Sealed Air Corp.†

300

7,575

Inc.

750

31,222

International Flavors &

Edison International†

610

29,902

Fragrances, Inc.

160

7,048

Constellation Energy Group,

Pactiv Corp.*

240

6,290

Inc.

330

29,129

Bemis Co.†

190

4,832

Sempra Energy

490

26,107

Ashland, Inc.

100

4,730

PG&E Corp.†

670

24,669

Hercules, Inc.

210

3,841

Progress Energy, Inc.

505

21,058

6

VARIABLE ANNUITY S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Value

Titanium Metals Corp.†

180

$

2,709

Total Securities Lending Collateral

Total Materials

________

772,281

(Cost $4,011,714)

$

________

4,011,714

TELECOMMUNICATION SERVICES 2.6%

Total Investments 107.3%

AT&T, Inc.

11,298

432,713

(Cost $28,313,596)

$

_________

30,841,083

Verizon Communications,

Liabilities in Excess of Other

Inc.†

5,371

195,773

Assets – (7.3)%

$

(2,099,192)

_________

Sprint Nextel Corp.†

5,337

35,705

American Tower Corp. —

Net Assets – 100.0%

$

28,741,891

Class A*

760

29,800

Unrealized

Qwest Communications

Contracts

Gain

International, Inc.†

2,880

13,046

Futures Contracts Purchased

Embarq Corp.

290

11,629

June 2008 S&P 500 Index Mini

Windstream Corp.†

850

10,158

Futures Contracts

CenturyTel, Inc.

200

6,648

(Aggregate Market Value of

Citizens Communications

Contracts $15,999,225)

242 $

_________

342,679

Co.†

615

6,451

Units

Total Telecommunication Services

________

741,923

Equity Index Swap Agreements

June 2008 S&P 500

Total Common Stocks

IndexSwap, Terminating

(Cost $19,038,251)

________

21,565,738

06/13/08**

(Notional Market Value

Face

$15,726,013)

11,889

89,762

Amount

June 2008 S&P 500 Index

REPURCHASE AGREEMENTS

Swap, Terminating

18.3%

06/30/08**

Collateralized by U.S. Treasury

(Notional Market Value

Obligations

$4,496,767)

3,400

24,357

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15% due

(Total Notional Market Value $20,222,780)

$

114,119

04/01/08††

$

2,565,269

2,565,269

*

Non-Income Producing Security.

UBS, Inc. issued 03/31/08 at

Price Return based on S&P 500 Index +/- financing at a variable

1.29% due 04/01/08

953,937

953,937

**

data.

Mizuho Financial Group, Inc.

†

All or a portion of this security is on loan at March 31, 2008 issued 03/31/08 at 1.30% due

††

All or a portion of this security is pledged as equity index swap

04/01/08

872,213

872,213

collateral at March 31, 2008.

Morgan Stanley issued

03/31/08 at 1.35% due

04/01/08

872,212

________

872,212

Total Repurchase Agreements

(Cost $5,263,631)

________

5,263,631

SECURITIES LENDING COLLATERAL 14.0%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

4,011,714

4,011,714

7